As Filed with the Securities and Exchange Commission on April 25, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):April 25, 2006 (April 19, 2006)

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       001-16167                 43-1878297
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 19, 2006, the Board of Directors of Monsanto Company approved a form of First Amendment to Change of Control Employment Security Agreement for certain executive officers. The form of amendment provides for (1) extension of the term of the Change of Control Employment Security Agreements through October 31, 2006, at which time the Agreements will expire if no change of control (as defined therein) has occurred; (2) if a change of control does occur on or before October 31, 2006, amendments (without further consent by the executive) as the Board of Directors deems necessary to comply with new tax law and regulations on deferred compensation, as long as there is no substantial reduction in the benefits or adverse effect on the rights of the executive; and
(3) a clarification that the gross-up for any excess parachute tax does not cover any tax or penalties imposed under the new tax law and regulations on deferred compensation.

         A form of First Amendment to Change of Control Employment Security Agreement can be found in Exhibit 10 filed herewith and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following document is filed as an exhibit to this report:

         Exhibit 10 Form of First Amendment to Change of Control Employment Security Agreement, as approved by the Board of Directors on April 19, 2006.

                        ---------------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2006
                                        MONSANTO COMPANY



                                        By:      /s/ Christopher A. Martin
                                           -------------------------------
                                        Name:  Christopher A. Martin
                                        Title:   Assistant Secretary



                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit

   10 Form of First Amendment to Change of Control Employment Security Agreement, as approved by the Board of Directors on April 19, 2006.